Exhibit 10.2

AGENCY TRANSFER AGREEMENT

This Agency Transfer Agreement (this “Agreement”), dated as of March 8, 2022, is executed by and among (i) ION GEOPHYSICAL CORPORATION, a Delaware corporation (“Geophysical”), ION EXPLORATION PRODUCTS (U.S.A.), INC., a Delaware corporation (“Exploration”), I/O MARINE SYSTEMS, INC., a Louisiana corporation (“Marine”), GX TECHNOLOGY CORPORATION, a Texas corporation (“GXT”), GX GEOSCIENCE CORPORATION, S. DE R.L. DE C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of Mexico (“GX Geoscience” and, together with Geophysical, Exploration, Marine and GXT, collectively, “Borrowers”), (ii) the undersigned Guarantors (collectively, the “Guarantors”), (ii) the financial institutions a party hereto as lenders under the Credit Agreement referred to below (collectively, the “Purchasing Lenders” and each individually a “Purchasing Lender”), (iii) PNC Bank, National Association, a National Banking Association (“PNC”), as the existing Agent under the Credit Agreement referred to below (in such capacity, “Existing Agent”) and (iv) Ankura Trust Company, LLC, a Delaware limited liability company (“Ankura”), as the successor Agent under the Credit Agreement referred to below (in such capacity, “Replacement Agent”).

WHEREAS, Existing Agent is the Agent (as defined in the Credit Agreement referred to below) for itself and other Lenders under a certain Revolving Credit and Security Agreement dated as of August 22, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement) among Borrowers, the financial institutions which are now or which thereafter become a party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Existing Agent, as agent for Lenders (in such capacity, “Agent”);

WHEREAS, the Transferor Lender and the Purchasing Lenders (each as defined in the Commitment Transfer Supplement referred to below) entered into a certain Master Commitment Transfer Supplement, dated as of March 7, 2022 (the “Commitment Transfer Supplement”), pursuant to which the Transferor Lender is selling and transferring to Purchasing Lenders and Purchasing Lenders are purchasing and assuming from the Transferor Lender all of the Advances owing to the Transferor Lender, as well as the rights, duties, obligations and commitments of the Transferor Lender under the Credit Agreement and related agreements and documents, all subject to the terms and conditions of such Commitment Transfer Supplement;

WHEREAS, subject to payment and prior receipt by Transferor Lender of the entire Purchase Price (as defined in the Commitment Transfer Supplement) (i) Existing Agent is resigning as Agent and is to be replaced as Agent under the Credit Agreement and (ii) in connection with such resignation, Existing Agent is to be paid all of the fees and expenses owing to Existing Agent, and in furtherance of such resignation, the Purchasing Lenders, which Purchasing Lenders represent constitute the Required Lenders under the Credit Agreement, have decided to appoint Replacement Agent as successor Agent under the Credit Agreement and Replacement Agent has agreed to become the successor Agent under the Credit Agreement, all subject to the terms and conditions hereinafter set forth;

WHEREAS, the parties desire to memorialize such agency transfer and replacement appointment under and subject to the terms and conditions hereof; and

WHEREAS, the Loan Parties are executing this Agreement to reflect their acknowledgement and approval of the terms hereof.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Subject to payment and prior receipt by Transferor Lender of the entire Purchase Price (as defined in the Commitment Transfer Supplement), Existing Agent resigns as Agent under the Credit Agreement and, as requested by the Purchasing Lenders, any and all rights, claims, interests, duties and obligations, as well as all liens and rights related thereto, are assigned and transferred, without representation, warranty (including without limitation as to the validity, priority, enforceability or perfection of any liens securing any of the Obligations) or recourse of any kind or nature, to Replacement Agent as of the Effective Date (as defined below) and by reason thereof, Replacement Agent shall succeed to all such rights, claims, interest, duties, obligations and liens of Existing Agent under the Credit Agreement and the Other Documents. Purchasing Lenders acknowledge and consent to such agency transfer and unconditionally agree that, except to the extent expressly set forth herein and in Section 14.4 of the Credit Agreement, Existing Agent shall have no further duties, responsibilities or obligations of any kind, in its capacity as Agent, under or in connection with the Credit Agreement. Notwithstanding anything to the contrary contained in this Agreement, until such time as all Collateral in the “possession” or “control” (as defined in the UCC) of the Existing Agent or any agents or bailee thereof) has been assigned or otherwise transferred to the Replacement Agent, the Existing Agent shall continue to hold such Collateral and will continue to possess all such Collateral, including all proceeds thereof, as bailee for, and for the benefit and on behalf of, the Replacement Agent and any assigns for the purpose of perfecting the security interest granted under the Credit Agreement and the Other Documents until such transfer is completed; provided, that Existing Agent shall have no duties or obligations with respect to such Collateral other than to hold such Collateral until such transfer is completed.

2.     Pursuant to Section 14.4 of the Credit Agreement, effective as of the Effective Date, (i) the Purchasing Lenders hereby appoint Ankura to act as Replacement Agent, (ii) Ankura hereby accepts the appointment to act as Replacement Agent under the Credit Agreement and the Other Documents, and (iii) the Borrowers and the Purchasing Lenders hereby waive the 60 days’ prior written notice of resignation required by Section 14.4 of the Credit Agreement and any other inconsistency or conflict with the provisions in Section 14.4 of the Credit Agreement with respect to the resignation of PNC as Existing Agent and the appointment of Ankura as the Replacement Agent.

3.     Replacement Agent’s appointment as successor Agent and the assignment and assumption of the Liens and security interests described above shall be effective upon the later of the date on which (x) Transferor Lender receives the entire Purchase Price (as defined in the Commitment Transfer Supplement) in accordance with the terms of the Commitment Transfer Supplement, and (y) all of the following conditions have been satisfied (such date, the “Effective Date”): (i) Existing Agent and Replacement Agent receive duly executed counterparts (in accordance with Section 12 hereof) of this Agreement that, when taken together, bear the signatures of Existing Agent, the Loan Parties, Replacement Agent and the Purchasing Lenders; (ii) Replacement Agent and Borrowers shall have executed and delivered a fee letter in relation to the annual agency fee and any other related fees paid to Replacement Agent by Borrowers (the “Replacement Agent Fee Letter”); (iii) Replacement Agent shall have received payment in immediately available funds of its accrued and unpaid fees pertaining to its role as successor Agent under the Credit Agreement and Other Documents, including any fees pursuant to the Replacement Agent Fee Letter; and (iv) Replacement Agent shall have received the Seventh Amendment to Revolving Credit and Security Agreement, duly executed by the Borrowers, the Purchasing Lenders, and Replacement Agent. Replacement Agent acknowledges and agrees that the foregoing conditions (i) through (iv) have been satisfied as of the date of this Agreement.

4.     At Loan Parties’ cost and expense, the parties hereto shall execute and deliver such other agreements and documents as may be reasonably necessary to effectuate the foregoing and carry out the terms hereof, including to facilitate the transfer of information to Replacement Agent in connection with the Credit Agreement and the Other Documents. No filing fees in connection with the transactions described herein shall be the responsibility of the Existing Agent. If on or after the Effective Date, the Existing Agent receives any proceeds of Collateral in its capacity as a predecessor Agent under the Credit Agreement, (i) the Existing Agent shall forward such proceeds or funds to the Replacement Agent, in its capacity as successor Agent, in accordance with the written instructions given by the Replacement Agent to the Existing Agent on the date hereof at the expense of the Borrowers, and (ii) the Existing Agent shall incur no liability in connection therewith to the extent such proceeds or funds are accorded treatment that would not constitute gross negligence or willful misconduct on the part of the Existing Agent. The Existing Agent authorizes the Replacement Agent to file Uniform Commercial Code amendment statements, assignments of intellectual property security agreements, or other assignment instruments, assigning all of the Existing Agent's security interests under the Credit Agreement and the Other Documents to the Replacement Agent in its capacity as successor Agent as may be reasonably appropriate and necessary to effect the assignments contemplated by the Commitment Transfer Supplement and this Agreement, so long as the Replacement Agent first provides copies of any such proposed filings to Existing Agent. Replacement Agent acknowledges that it has received copies of the Credit Agreement and Other Documents listed on Schedule II hereto.

5.     Information Regarding Status of Credit Agreement and Other Documents. The Existing Agent hereby certifies to the Replacement Agent that:

(a)         Possessory Collateral. To the actual knowledge after reasonable investigation of the relationship manager of Existing Agent currently managing the Loan Parties’ credit facility, Schedule I sets forth a complete and accurate list of all possessory Collateral delivered to Existing Agent and all control agreements, security and intellectual property filings and other filings or documents related to Liens on the Collateral or the creation or perfection thereof that have been delivered or entered into by the Existing Agent on or prior to the date hereof.

(b)         Credit Agreement and Other Documents. To the actual knowledge after reasonable investigation of the relationship manager of Existing Agent currently managing the Loan Parties’ credit facility, (i) Schedule II sets forth the Credit Agreement and each Other Document which is in the possession of the Existing Agent or to which the Existing Agent is a party, and (ii) as of the date hereof there have been no written amendments, supplements or consents to the Credit Agreement and the Other Documents except as otherwise set forth on Schedule II. Electronic copies of execution versions of the Credit Agreement and each such Other Document, together with all exhibits and schedules thereto, have been delivered to Replacement Agent prior to the date hereof. Notwithstanding anything to the contrary contained in this Agreement, the Existing Agent will have no obligation to deliver any fee or engagement letter entered into in connection with the Credit Agreement between the Existing Agent (or any of the Existing Agent’s affiliates) and any of the Loan Parties.

6.     Exculpation of Replacement Agent. The Loan Parties and the Purchasing Lenders acknowledge and agree that:

(a)         Replacement Agent shall bear no responsibility or liability for any actions taken or omitted to be taken by PNC while it served as Existing Agent under the Credit Agreement and the Other Documents or for any other actions, omissions, events, or claims related to the Credit Agreement and the Other Documents which occurred or arose prior to the Effective Date (including, without limitation, calculations, determinations, or distributions made under the Credit Agreement and the Other Documents prior to the Effective Date).

(b)         Nothing in this Agreement or in the Commitment Transfer Supplement shall be deemed a termination of the rights, benefits, immunities, exculpatory provisions and indemnities in favor of the Existing Agent (collectively, the “Protective Provisions”) of the Credit Agreement or any Other Document (including, without limitation, Article XIV and Sections 16.5 and 16.9 of the Credit Agreement), which provisions shall survive for the benefit of Existing Agent and shall also continue in effect for the benefit of the Replacement Agent and their respective Indemnified Parties, in respect of any actions taken or omitted to be taken by any of them while acting in such capacities.

(c)         The Protective Provisions shall apply with respect to any and all losses, claims, damages, liabilities, costs and expenses that Replacement Agent or any of its Indemnified Parties suffers, incurs or is threatened with arising out of or relating to (i) the preparation, negotiation, execution and delivery of this Agreement and the other instruments and agreements provided for herein, (ii) the performance of the parties hereto of their respective obligations hereunder, (iii) the consummation of the transactions, succession and assignment contemplated hereby or (iv) any actions, omissions, events, occurrences or claims described in clause 6(a) above.

(d)         Replacement Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon (including, without limitation, for the purpose of making any calculation, determination, or distribution under the Credit Agreement and the Other Documents), the records and other information supplied to it by any Lender, Existing Agent, Borrowers, or any other Loan Parties. Without limiting the generality of the foregoing, Replacement Agent (i) shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, the list of Other Documents (including the UCC filings and other filings in respect of the Collateral) described on Schedule I and Schedule II, and (ii) shall not be deemed to have any knowledge or notice of any Other Document (including any other UCC filings or other filings in respect of the Collateral) that is not described on Schedule I or Schedule II until it has actually received a copy or notice of such Other Document.

(e)         The Purchasing Lenders hereby acknowledge and agree that Ankura, in succeeding to the position of Agent, (i) has undertaken no analysis of the Credit Agreement and the Other Documents or the Collateral and (ii) has made no determination as to (x) the validity, enforceability, effectiveness, perfection, or priority of any Liens granted or purported to be granted pursuant to the Credit Agreement and the Other Documents or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken to create, perfect, maintain or continue the existence, perfection or priority of the Liens granted or purported to be granted pursuant to the Credit Agreement and the Other Documents. Ankura shall be entitled to assume that, as of the date hereof, all Liens purported to be granted and perfected pursuant to the Credit Agreement and the Other Documents are valid and perfected Liens having the priority intended by the Lenders and the Credit Agreement and the Other Documents.

7.     Borrowers hereby direct the Existing Agent to, and the Existing Agent agrees to, at the Borrowers’ sole expense, deliver to the Replacement Agent within a reasonable time period (but, in any event, within five Business Days (or such longer period of time to which the Replacement Agent may agree in its reasonable discretion)) after the Effective Date each note, stock certificate, stock powers, instrument or other item or document listed on Schedule I hereto that was physically delivered to the Existing Agent and its in its possession, custody and control as of the Effective Date.

8.     This Agreement and the other instruments and agreements provided for herein shall be considered to be Other Documents, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Agreement and such other instruments and agreements.

9.     This Agreement may be amended or its terms waived only by an agreement approved in writing by the party against whom enforcement is sought.

10.    This Agreement is for the sole and exclusive benefit of the Existing Agent and Replacement Agent and none of the provisions of this Agreement shall be deemed for the benefit of the Loan Parties or any other person or entity.

11.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be performed wholly within the State of New York.

12.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same final executed Agreement. Any counterpart may be delivered by facsimile or by other electronic format, each of which shall have the same force and effect as if bearing original signatures.

13.    THE PARTIES HERETO PROMISE AND AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT SHALL BE TRIED ONLY BY A COURT OF COMPETENT JURISDICTION AND EACH PARTY HERETO THEREFORE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION HEREWITH.

14.    ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESEPCT, ARISING OUT OF OR FROM, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER DOCUMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK, STATE OF NEW YORK. EACH OF THE LOAN PARTIES HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. EACH OF THE LOAN PARTIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST ANY LOAN PARTY BY ANY SECURED PARTY IN ACCORDANCE WITH THIS SECTION.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by its authorized representative as of the date first written above.

EXISTING AGENT:                     PNC BANK, NATIONAL ASSOCIATION

            By:              /s/ Kayla Reuter

            Name:         Kayla Reuter

            Title:           Vice President

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REPLACEMENT AGENT:          ANKURA TRUST COMPANY, LLC

 By:           /s/ Krista Gutalo

 Name:     Krista Gutalo

 Title:       Managing Director

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BORROWERS:

ION GEOPHYSICAL CORPORATION

By:         /s/ Michael Morrison

Name:    Michael Morrison

Title:      EVP & CFO

ION EXPLORATION PRODUCTS (U.S.A.), INC.

By:         /s/ Michael Morrison

Name:    Michael Morrison

Title:      EVP & CFO

I/O MARINE SYSTEMS, INC.

By:         /s/ Michael Morrison

Name:    Michael Morrison

Title:      Vice President

GX TECHNOLOGY CORPORATION

By:         /s/ Michael Morrison

Name:    Michael Morrison

Title:      Vice President

GX GEOSCIENCE Corporation, S. DE R.L. DE C.V.

By:         /s/ Michael Morrison

Name:    Michael Morrison

Title:      Vice President and Attorney-in-Fact

GUARANTORS:

GX TECHNOLOGY SISMICA DO BRASIL LTDA.

By:        /s/ Nilo Cunha Furtada De Mendonca

Name:    Nilo Cunha Furtada De Mendonca

Title:      Manager and Legal Representative

ION INTERNATIONAL S.À R.L.

By:         /s/ Mark Evans

Name:     Mark Evans

Title:       Category A Manager

I/O LUXEMBOURG S.À R.L.

By:         /s/ Mark Evans

Name:     Mark Evans

Title:       Category A Manager

ION INTERNATIONAL HOLDINGS, L.P., acting

by its General Partner, ION Exploration Products (U.S.A.), Inc.

By:         /s/ Michael Morrison

Name:     Michael Morrison

Title:       Director, Vice President

I/O UK HOLDINGS LIMITED

By:          /s/ Alistair Arnot

Name:     Alistair Arnot

Title:       Director, Secretary

PURCHASING LENDERS:

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